UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2015

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55299	45-0612715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Miramar Road, Suite 247, San Diego CA	92126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-5656

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Retirement of Debt

On September 16, 2015, the Company repaid the principal and interest due on a $60,000 convertible note issued by the Company in May, 2014. The Company repaid the note for the benefit of all shareholders. Had the note not been repaid, the holder of the note may have converted the note into shares of the Company’s common stock, resulting in significant dilution of its shareholders. The Company believes the repayment and redemption of the convertible note will remove a significant concern for any future investors in the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC.

Date: September 16, 2015	By:	/s/ Lowell Holden
Lowell Holden
Chief Financial Officer